UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2023

Mach Natural Resources LP

(Exact name of registrant as specified in its charter)

Delaware	001-41849	93-1757616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14201 Wireless Way, Suite 300, Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip Code)

(405) 252-8100

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	MNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 13, 2023, Mach Natural Resources LP filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the Company had reached an agreement to purchase certain interests in oil and gas properties, rights and related assets from Paloma Partners IV, LLC. This Amendment to the 8-K corrects the PDP reserves associated with the Assets (as defined below) as disclosed in the third paragraph below.

Item 1.01. Entry Into a Material Definitive Agreement.

On November 10, 2023, Mach Natural Resources LP (the “Company”) entered into a purchase and sale agreement (the “PSA”) with Paloma Partners IV, LLC, a privately-held Delaware limited liability company backed by EnCap Investments L.P., and its affiliated companies (the “Sellers”) pursuant to which the Company agreed to purchase from the Sellers certain interests in oil and gas properties, rights and related assets located in Blaine, Caddo, Canadian, Custer, Dewey, Grady, Kingfisher and McClain Counties, Oklahoma (the “Assets”).

As consideration for the transactions contemplated by the PSA (collectively, the “Asset Acquisition”), the Sellers will receive an aggregate of $815,000,000, subject to customary adjustments (the “Purchase Price”).

The Assets consist of approximately 62,000 net acres in the Anadarko Basin in Canadian, Grady, McClain, Caddo, Custer, Dewey, Blaine and Kingfisher Counties, Oklahoma, with approximately 76% located in the core development area in Canadian and Grady Counties. As of September 1, 2023, the PDP reserves associated with the Assets were approximately 75 million barrels of oil equivalent, and production as of August 2023 was approximately 32,000 barrels of oil equivalent per day, consisting of 23% oil, 57% liquids, including natural gas liquids. One rig is currently running in Grady County with six additional wells expected to be completed between September 1, 2023 and December 29, 2023.

The obligations of the parties to complete the Asset Acquisition are subject to the satisfaction or waiver of customary closing conditions set forth in the PSA. In connection with and upon execution of the PSA, the Company deposited with an escrow agent a cash deposit equal to 7.5% of the unadjusted Purchase Price, to assure the Company’s and the Sellers’ performance of their respective obligations thereunder and therein, pursuant to an escrow agreement among the Company, the Sellers, and the escrow agent.

In connection with, and concurrently with the entry into, the PSA, the Company entered into a debt commitment letter, dated November 10, 2023, with a syndicate of financial institutions (the “Lenders”), pursuant to which the Lenders have committed, subject to satisfaction of the conditions set forth therein, to provide the Company with a senior secured term loan facility in an aggregate principal amount of $825,000,000 (the “Term Loan Facility”). The Term Loan Facility will be secured by a first-priority security interest on substantially all of our assets and includes the ability to enter into a super-priority revolving credit facility for working capital purposes in an amount not to exceed $75,000,000. Additionally, the Term Loan Facility will mature three years after closing of the Asset Acquisition and has an interest rate equal to the three-month SOFR plus 15bps CSA plus 6.50%, provided that the three-month SOFR will not be less than 3%. The Term Loan Facility includes customary covenants, mandatory repayments and events of default of financings of this type. The Company currently intends to fund the Purchase Price and related transaction fees and expenses with borrowings under the Term Loan Facility.

The foregoing description of the PSA and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the PSA, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The PSA has been included with this Current Report on Form 8-K (this “Current Report”) to provide investors and security holders with information regarding the terms of the transactions contemplated therein. It is not intended to provide any other factual information about the Company, the Sellers or the Assets. The representations, warranties, covenants and agreements contained in the PSA, which are made only for purposes of the PSA and as of specific dates, are solely for the benefit of the parties to the PSA, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the PSA instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Company security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Sellers or the Assets. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the PSA, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On November 13, 2023, the Company issued a corrected press release announcing the entry into the PSA. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On November 13, 2023, the Company posted investor decks to its website at machnr.com.

The information furnished pursuant to Item 7.01 in this Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. You should not assume that the information contained in this Report or the accompanying Exhibits is accurate as of any date other than the date of each such document. Our business, financial condition, results of operations, prospects and assumptions that were utilized may have changed since those dates.

Forward-Looking Statements and Cautionary Statements

Certain statements in this Report concerning future opportunities for the Company, future financial performance and condition, guidance and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, returns to shareholders assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding the Company’s plans and expectations with respect to the Asset Acquisition and the anticipated impact of the Asset Acquisition on the Company’s results of operations, financial position, growth opportunities, reserve estimates and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the satisfaction of conditions to the closing of the Asset Acquisition, the Company’s ability to consummate financing for the Asset Acquisition, the Company’s future financial condition, results of operations, strategy and plans; the ability of the Company to realize anticipated synergies related to the Asset Acquisition in the timeframe expected or at all; changes in capital markets and the ability of the Company to finance operations in the manner expected; the effects of commodity prices; and the risks of oil and gas activities. Additionally, risks and uncertainties that could cause actual results to differ materially from those anticipated also include: commodity price volatility; the impact of epidemics, outbreaks or other public health events, and the related effects on financial markets, worldwide economic activity and our operations; the impact of COVID-19, and governmental measures related thereto, on global demand for oil and natural gas and on the operations of our business; uncertainties about our estimated oil, natural gas and NGL reserves, including the impact of commodity price declines on the economic producibility of such reserves, and in projecting future rates of production; the concentration of our operations in the Anadarko Basin; difficult and adverse conditions in the domestic and global capital and credit markets; lack of transportation and storage capacity as a result of oversupply, government regulations or other factors; lack of availability of drilling and production equipment and services; potential financial losses or earnings reductions resulting from our commodity price risk management program or any inability to manage our commodity risks; failure to realize expected value creation from property acquisitions and trades; access to capital and the timing of development expenditures; environmental, weather, drilling and other operating risks; regulatory changes, including potential shut-ins or production curtailments mandated by the Railroad Commission of Texas; competition in the oil and natural gas industry; loss of production and leasehold rights due to mechanical failure or depletion of wells and our inability to re-establish their production; our ability to service our indebtedness; any downgrades in our credit ratings that could negatively impact our cost of and ability to access capital; cost inflation; political and economic conditions and events in foreign oil and natural gas producing countries, including embargoes, continued hostilities in the Middle East and other sustained military campaigns, the war in Ukraine and associated economic sanctions on Russia, conditions in South America, Central America, China and Russia, and acts of terrorism or sabotage; evolving cybersecurity risks such as those involving unauthorized access, denial-of-service attacks, malicious software, data privacy breaches by employees, insiders or other with authorized access, cyber or phishing-attacks, ransomware, social engineering, physical breaches or other actions; and risks related to our ability to expand our business, including through the recruitment and retention of qualified personnel. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional information concerning other risk factors is also contained in the Company’s recently filed registration statement on Form S-1, as amended, which was originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 22, 2023, which is on file with the SEC, and in other documents the Company files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements, if any, required to be filed pursuant to Item 9.01(a) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(b) Pro Forma Financial Information.

The Company intends to file pro forma financial information, if any, required by Item 9.01(b) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1*	Purchase and Sale Agreement, dated as of November 10, 2023 by and among Excalibur Resources, LLC, Travis Peak Resources, LLC, Paloma Partners IV, LLC and TPR Mid-Continent, LLC, as sellers, and Mach Natural Resources LP, as buyer.
99.1	Press Release issued November 13, 2023.

*	Previously filed with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K filed by the Company on November 13, 2023, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mach Natural Resources LP

	By:	Mach Natural Resources GP LLC,
its general partner

Dated: November 13, 2023	By:	/s/ Tom L. Ward
		Name:	Tom L. Ward
		Title:	Chief Executive Officer